UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2007
VANDA PHARMACEUTICALS INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-51863 (Commission File No.)	03-0491827 (IRS Employer Identification No.)
9605 Medical Center Drive
Suite 300
Rockville, Maryland 20850
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (240) 599-4500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-3.9 Amendment to Article V of the Amended and Restated Bylaws

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     (a) On July 24, 2007, the Board of Directors of Vanda Pharmaceuticals Inc. (the “Company”) approved an amendment to Article V of the Company’s Amended and Restated Bylaws in order to allow the Company to issue uncertificated shares of stock.
Item 9.01.      Financial Statements and Exhibits.
(d)   Exhibits

Exhibit No.	Description
3.9	Amendment to Article V of the Amended and Restated Bylaws of Vanda Pharmaceuticals Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANDA PHARMACEUTICALS INC.
By:	/s/ STEVEN A. SHALLCROSS
	Name:	Steven A. Shallcross
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Dated: July 27, 2007